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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 5, 2001
                                                          ---------------

                              HANOVER DIRECT, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                            ------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                      13-0853260
      ----------------------------                        ----------------------
      (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
            OF INCORPORATION)                             IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                  07087
      ----------------------------                             ----------
          (ADDRESS OF PRINCIPAL                                (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         Hanover Direct, Inc. announced a major restructuring program as described more fully in the Press Release attached hereto as Exhibit 99.A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c) Exhibits.

Exhibit  99.A - Press Release dated January 5, 2001 of the Registrant.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HANOVER DIRECT, INC.
                                             -----------------------------------
                                                      (Registrant)

January 5, 2001                              By:    /s/Brian C. Harriss
                                             -----------------------------------
                                             Name:  Brian C. Harriss
                                             Title: Senior Vice President and
                                                    Chief Financial Officer